United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023

ATLANTIC UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	001-39325	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.33 per share	AUB	The NASDAQ Global Select Market
Depositary Shares, Each Representing a 1/400th Interest in a Share of 6.875% Perpetual Non-Cumulative Preferred Stock, Series A	AUBAP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A updates the information disclosed under Item 3.01 of our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 6, 2023 (the “Initial 8-K”), which announced our determination to voluntarily withdraw the principal listing of our common stock and depositary shares, each representing a 1/400th interest in a share of our 6.875% Perpetual Non-Cumulative Preferred Stock, Series A, from The Nasdaq Stock Market LLC and transfer each listing to the New York Stock Exchange (“NYSE”).  The Initial 8-K noted that the depositary shares would trade on the NYSE under the symbol “AUBAP”; however, the depositary shares will trade on the NYSE under the symbol “AUB.PRA”, and this Form 8-K/A is being filed solely to correct this error.  Except as described above, this amendment does not amend, update or change any other disclosures in Item 3.01 of the Initial 8-K.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 6, 2023, Atlantic Union Bankshares Corporation (the “Company”), acting pursuant to authorization from its Board of Directors, provided written notice to The Nasdaq Stock Market LLC (“Nasdaq”) of its determination to voluntarily withdraw the principal listing of the Company’s common stock, par value $1.33 per share, and depositary shares, each representing a 1/400th interest in a share of the Company’s 6.875% Perpetual Non-Cumulative Preferred Stock, Series A, from Nasdaq and transfer each listing to the New York Stock Exchange (“NYSE”). The Company expects that listing and trading of its common stock and depositary shares on Nasdaq will end at market close on January 17, 2023, and that trading will commence on the NYSE at market open on January 18, 2023, under the stock symbols “AUB” and “AUB.PRA,” respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC UNION BANKSHARES CORPORATION

Date: January 9, 2023	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer

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